UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017 (November 29, 2017)

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

225 Liberty Street, 29th Floor

New York, New York 10281

(Address of principal executive offices, including zip code)

(800) 735-3362

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.                Entry into a Definitive Material Agreement

2017 November Second Joinder Agreement with Respect to Credit Agreement

On November 29, 2017, First Data Corporation (the “Company”) entered into a 2017 November Second Joinder Agreement (the “Joinder Agreement”) relating to its Credit Agreement, dated as of September 24, 2007, as amended and restated as of September 28, 2007, as further amended as of August 10, 2010, March 24, 2011, March 13, 2012 and August 16, 2012, as modified as of September 27, 2012 and February 13, 2013, as further amended as of April 10, 2013, April 15, 2013, January 30, 2014, July 18, 2014 and June 2, 2015 and as further modified as of July 10, 2015, November 24, 2015, April 13, 2016, June 2, 2016, October 14, 2016, December 5, 2016, January 23, 2017, April 26, 2017, June 14, 2017 and November 15, 2017, respectively, among the Company, the several lenders from time to time parties thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Pursuant to the Joinder Agreement, the Company incurred an aggregate principal amount of $250 million in new U.S. dollar denominated term loans maturing on June 2, 2020 (the “2020 New Term A Loans”).  The interest rate and amortization in respect of the 2020 Term A Loans is identical to the interest rate and amortization in respect of the Company’s existing U.S. dollar denominated term loans maturing on June 2, 2020.  The Company will use the proceeds from the incurrence of the 2020 New Term A Loans for general corporate purposes, including, if applicable, acquisitions.

The foregoing description of the Joinder Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Joinder Agreement, which is filed as Exhibit 4.1 hereto.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

4.1

2017 November Second Joinder Agreement, dated as of November 29, 2017, among the Company, certain of its subsidiaries, each lender party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent

Exhibit A — Marked Pages of the Conformed Credit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: November 30, 2017	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

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